                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report:        December 12, 1994



                 Commission File Number 1-8241
                           _________



                      PRESIDIO OIL COMPANY
     (Exact name of registrant as specified in its charter)


           DELAWARE                               95-3049484
(State or other jurisdiction of                 (I.R.S.Employer
 incorporation or organization)                 Identification No.)



                  5613 DTC PARKWAY, SUITE 750
                ENGLEWOOD, COLORADO 80111-3065
           (Address of principal executive offices)
                           (Zip Code)


                         (303) 773-0100
      (Registrant's telephone number, including area code)



                          Not Applicable
      (Former name, former address and former fiscal year,
                   if changed since last report)

Item 5.    Other Events

Incorporated herein by reference to the Company's press release dated December 12, 1994, contained in Exhibit 20.1 to this form.


Item 7.    Financial Statements and Exhibits

(c)        Exhibits

20.1 The Company's press release dated December 12, 1994, announcing the interest rate for the period February 15, 1995 to May 14, 1995 on its Senior Subordinated Gas Indexed Notes Due 1999 and Senior Gas Indexed Notes Due 2002 to be 13.300%.

                             SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PRESIDIO OIL COMPANY
                                    -------------------------
                                    Registrant



DATE:   December 12, 1994           /s/ Charles E. Brammeier
       -------------------          --------------------------
                                    Charles E. Brammeier
                                    Controller
                                    (Principal Accounting Officer)